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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 29, 2001


                               CORVEL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                         Commission file number O-19291


            Delaware                                              33-0282651
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  (State or other jurisdiction                                   (IRS Employer
of incorporation or organization)                            Identification No.)


2010 Main Street, Suite 1020, Irvine, California                    92614
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    (Address of principal executive office)                       (zip code)


Registrant's telephone number, including area code:       (949) 851-1473


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Item. 4 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Accounting Firm

     On March 29, 2001, the Company dismissed Ernst & Young LLP ("Ernst & Young") as the Company's independent auditors. The decision to dismiss Ernst & Young was approved by the Board of Directors of the Company.

     The reports of Ernst & Young on the Company's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

     In connection with the audits by Ernst & Young of the Company's financial statements for each of the two fiscal years ended March 31, 2000 and 1999, and in the subsequent interim period through March 29, 2001, there were no disagreements with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in their report.

     The Company has requested Ernst & Young to furnish the Company with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated April 4, 2001 is filed as Exhibit 16 to this Form 8-K.

(b) New independent accountant

     On March 29, 2001, the Company elected Grant Thornton LLP ("Grant Thornton") as the Company's independent auditors. The decision to change auditors was approved by the Board of Directors of the Company.

     During the two most recent fiscal years and the subsequent interim period through March 29, 2001, neither the Company nor anyone on behalf of the Company consulted Grant Thornton regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or any matter described in Regulation S-K Item 304(a)(2).

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a) Financial statements of business acquired: Not Applicable.

        (b) Pro forma financial statements: Not Applicable.

        (c) Exhibit.

            16. Letter from Ernst & Young LLP, regarding the concurrence with the Registrant's statement regarding change of accountants.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 CORVEL CORPORATION


April 4, 2001                                    By: V. Gordon Clemons
                                                 -------------------------------
                                                 V. Gordon Clemons
                                                 Chairman of the Board, Chief
                                                 Executive Officer and President


                                                 /s/ Richard J. Schweppe
                                                 -------------------------------
                                                 Richard J. Schweppe
                                                 Chief Financial Officer and
                                                 Accounting Officer


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                                  EXHIBIT INDEX

Exhibit
Number         Description
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 16.           Letter of Ernst & Young LLP regarding the concurrence with the
               Registrant's statement regarding change of accountants.